Exhibit 4.1

  EXHIBIT
  Global Games Corp.

  [________]NUMBER
  SHARES[________]

                        INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

    COMMON STOCK

SEE REVERSE FOR CERTAIN

DEFINITIONS

CUSIP 378917 10 8

  THIS CERTIFIES THAT

  Is the RECORD HOLDER OF FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE OF GLOBAL GAMES CORPORATION TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

  WITNESS the facsimile signatures of its duly authorized officers.

  Dated:

  /s/ GARY L. BORGLUND

                                                                /s/BARRY W.

PHILLIPS

  - -----------------------                        ---------------------
  President                                         Secretary

                          COUNTERSIGNED AND REGISTERED

                                                      NORWEST BANK MINNESOTA,

N.A.

                               TRANSFER AGENT AND

REGISTRAR

                                                      By:

                                                                Authorized

Signature

                   GLOBAL GAMES CORPORATION

  The shares of stock represented by this certificate are subject to certain rights, preferences and restrictions. A full statement of the classes of stock and of the series thereof, the number of shares in each class and series, and the relative rights, coting power, preferences and restrictions granted to or imposed upon the shares of stock of each class and series is contained in the Certificate of Incorporation of the corporation, as amended from time to time, a copy of which will be furnished to any shareholder upon request and without charge. Any such request should be addressed to the secretary of the corporation at its principal office.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common UNIF GIFT MIN ACT - ____Custodian____ TEN ENT - as tenants by the entireties (Cust) (Minor) JT TEN - as joint tenants with right under Uniform Gifts to Minors

             of survivorship and not as             Act

  ------------------------
                 tenants in common

  (State)

               Additional abbreviation may also be used though not in above list.

               FOR VALUE RECEIVED, _________hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

  - --------------------------------------

  - --------------------------------------

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  (Please print or typewrite name and address including zip code of assignee)

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  Shares of the capital stock represented by the within Certificate, and do
  hereby irrevocably constitute and appoint

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  Attorney  to  transfer  the  said  stock  on the  books  of  the  within-named
  Corporation with full power of substitution in the premises.

  Dated,   ---------------------------------

  NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.